UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

VISCOUNT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49746	88-0498181
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada V5J 5K9

(Address of principal executive offices) (Zip code)

(604) 327-9446

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations.

The Company has set July 28, 2016 as the date of the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the law offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. The record date for the Annual Meeting will be June 15, 2016. Qualified stockholder proposals (including proposals made pursuant to Rule 14a-18 under the Securities Exchange Act of 1934, as amended) to be presented at the Annual Meeting and included in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company, addressed to the principal financial officer, not later than June 15, 2016. For inclusion in the Company’s proxy statement, proposals must comply with applicable Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission, and the procedures set forth in the Company’s amended and restated bylaws.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISCOUNT SYSTEMS, INC.

Dated: May 26, 2016	By:	/s/ Scott Sieracki
	Name:	Scott Sieracki
	Title:	Interim Chief Executive Officer

3